Exhibit 10.21

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT

(INDICATED BY ASTERISKS HAS BEEN OMITTED AND FILED SEPERATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT

MATTSON-MESOCOAT

EXCLUSIVITY AGREEMENT

This  Exclusivity  Agreement  (this  “Agreement”)  is  entered  into  and  effective  as  of  April  7,  2011

(the  “Effective  Date”)  by  and  between  Mattson  Technology,  Inc.,  a  Delaware  corporation  have  its principal  place  of  business  at  47131  Bayside  Parkway,  Fremont,  California  94538  U.S.A.  (“Mattson”),

and  MesoCoat,  Inc.,  a  Nevada  corporation  with  its  principal  place  of  business  at  24112  Rockwell  Drive,

Euclid, Ohio 44117 U.S.A. (“MesoCoat”).

RECITALS

WHEREAS,  Mattson  is  in  the  business  of  designing,  developing,  manufacturing  and  selling equipment for the manufacture of semiconductors and other products;

WHEREAS,   Mattson   owns   or   has   rights   to   the   Vortek™   plasma   arc   lamp   (separately   or

including  the  power  supply,  service  module  and  controller  used  therewith,  or  including  any  one  or  more of  them,  and  prior  versions  of  all  thereof,  collectively  the  “Vortek  Lamp”).  The  Vortek  Lamp  also includes  other  peripheral  equipment  and  processes  enabling  the  operation  of  the  Vortek  Lamp,  it  being

understood   that   this   definition   shall   not   convey   any   MesoCoat   Separate   Intellectual   Property   (as

hereinafter  defined)  to  Mattson  or  any  Mattson  Separate  Intellectual  Property  (as  hereafter  defined)  to

MesoCoat;

WHEREAS,  MesoCoat  is  in  the  business  of  developing,  applying,  repairing,  and  servicing  wear reducing  and  corrosion  resistant  coatings,  claddings  &  surface  treatments,  and  MesoCoat  owns  or  has rights  to  cladding  compositions  cladding  apparatus,  processes,  methods  and  systems  that  utilize  the

Vortek  Lamp  to  form  cladding  on  a  substrate,  it  being  understood  that  this  WHEREAS  clause  shall  not convey  any  Mattson  Separate  Intellectual  Property  to  MesoCoat  or  any  MesoCoat  Separate  Intellectual

Property to Mattson;

WHEREAS,  MesoCoat  has  informed  Mattson  that  it  has  an  exclusive  license  in  the  field  of  use of  wear  and  corrosion  resistance  of  US  Patent  Nos.  6,174,388  titled  Rapid  Infrared  Heating  of  a  Surface and  7,220,936  titled  Pulse  Thermal  Processing  of  Functional  Materials  Using  a  Plasma  Arc,  it  being understood  that  this  WHEREAS  clause  shall  not  constitute  Mattson’s  acceptance  of  the  validity  of  either such patent.

WHEREAS,  Mattson  and  MesoCoat  entered  into  an  MOU  dated  June  1,  2010  (the  “MOU”)  and desire  to  elaborate  on  the  provisions  of  the  MOU  concerning  the  terms  of  MesoCoat’s  exclusive  use  of the  Vortek  Lamp  technology  and  other  Mattson  technology  in  MesoCoat  products,  processes,  methods and  systems  for  coating  or  cladding  materials  to  improve  their  corrosion  resistance  and  reduce  wear

(“MesoCoat Products”);

WHEREAS,   as   contemplated   by   the   MOU,   MesoCoat   has   previously   retained   Mattson   to

develop  and  may  continue  to  retain  Mattson  to  develop  (collectively,  the  “Development”)  enhancements to the Vortek Lamp for use in MesoCoat Products, the scope of the initial Development being set forth on the attached Exhibit A; and

WHEREAS,   Mattson   and   MesoCoat   will   enter   into   a   Supply   Agreement   (the   “Supply

Agreement”)  as  promptly  as  practicable  after  the  date  hereof  fixing  additional  terms  of  the  sale  by

Mattson and purchase by MesoCoat of Vortek Lamps for inclusion in MesoCoat Products.

NOW  THEREFORE,  in  consideration  of  the  mutual  promises  and  covenants  contained  herein,

the Parties hereby agree as follows:

ARTICLE 1

EXCLUSIVITY

1.1

Basic  Agreement.   During  the  Exclusivity  Period  (as  defined  in  Section  1.5  hereof):  (A)

Mattson  agrees  that  MesoCoat  shall  have  an  exclusive  right  to  incorporate  in  MesoCoat  Products  and  sell

(as  so  incorporated  but  not  independent  of  a  MesoCoat  Product  except  as  a  spare  part  for  a  Vortek  Lamp previously  incorporated  in  a  MesoCoat  Product)  the  Vortek  Lamp  in  the  market  for  wear  reducing  and corrosion  resistant  coatings,  claddings  &  related  surface  treatments  (the  “Market”)  under  the  conditions set  forth  herein;  (B)  MesoCoat  shall  purchase  Vortek  Lamps  in  accordance  with  the  terms  hereof  and,

upon  its  signature,  with  the  terms  of  the  Supply  Agreement,  and  MesoCoat  Products  shall  incorporate  no other  lamps  having  functionality  comparable  to  the  Vortek  Lamp;  (C)  Mattson  shall  not  manufacture,

make, have  made or  sell for or to  any  unrelated  third  party  (other than  customers of MesoCoat) the Vortek

Lamp or any product with functionality similar to the Vortek Lamp for inclusion in any  product with a use falling  within  the  Market  or  otherwise  comparable  to  that  of  the  MesoCoat  Products;  and  (D)  Mesocoat will  not  develop  or  cause  or  permit  to  be  developed,  either  by  MesoCoat  alone  or  with  or  through  another

party   or  parties,   any   product   with   a  similar  functionality   to   the  Vortek   Lamp.  Notwithstanding  the

preceding  sentence,  if  MesoCoat  and  Mattson  shall  not  have  agreed  to  an  extension  of  the  term  of  the

Supply  Agreement  during  the  last  two  years  of  term  of  the  Supply  Agreement,  MesoCoat  may  develop  or contract with  others to  develop  products with  similar  functionality  to  the Vortek Lamp  upon written  notice to  Mattson,  which  event  the  Exclusivity  Period  shall  expire  upon  such  notice.  In  no  event  will  MesoCoat sell  or  cause  to  be  sold  (or  otherwise  transferred  in  any  way)  to  any  customer  or  end-user  a  lamp  so developed prior to the end of the Exclusivity Period. For purposes of this Agreement, lamps ***.and which are  not  ***  shall  not  be  considered  to  be  similar  to  the  Vortek  Lamp  and  the  prohibitions  upon  Mattson and MesoCoat under this Agreement accordingly shall not apply to ***.

1.1

Manufacturing Rights.   During this same Exclusivity Period, Mattson will have the sole and  exclusive  right  to  manufacture  (or  cause  to  be  manufactured)  at  Mattson’s  sole  cost  and  expense  each

Vortek  Lamp  and  all  components  thereof.  MesoCoat  will  not,  and  will  not  knowingly  cause  or  permit  any third party to, manufacture Vortek Lamps or any components thereof.

1.2

Manufacturing Rights.   During this same Exclusivity Period, Mattson will have the sole and  exclusive  right  to  manufacture  (or  cause  to  be  manufactured)  at  Mattson’s  sole  cost  and  expense  each

Vortek  Lamp  and  all  components  thereof.  MesoCoat  will  not,  and  will  not  knowingly  cause  or  permit  any third party to, manufacture Vortek Lamps or any components thereof.

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portions

1.3

License.  During  the  Exclusivity  Period,  Mattson  hereby  grants  an  exclusive  license  to

MesoCoat  to  purchase  Vortek  Lamps  and  incorporate  them  in  MesoCoat  Products,  which  license  may  be sublicensed  to  MesoCoat’s  customers,  but  solely  to  the  extent  necessary  to  enable  use  (and  not  sale  or distribution)  by  any  such  customer  of  the  MesoCoat  Product  purchased  by  it;  provided,  however,  that neither  MesoCoat  nor  any  of  its  customers  shall  have  any  right  to  manufacture  a  Vortek  Lamp  or  any component thereof. Except as set forth above, MesoCoat shall not seek to develop itself or otherwise create

(or  have  developed  or  otherwise  created)  any  improvement  or  other  derivative  of  a  Vortek  Lamp  or  any portion  thereof  at  any  tiem  before  or  after  the  end  of  the  Exclusivity  Period.  If,  notwithstanding  the foregoing,  MesoCoat  shall  so  develop  or  create  any  improvement  or  other  derivative  of  a  Vortek  Lamp during  the  Exclusivity  Period,  it  shall  be  owned  exclusively  by  Mattson  and  will  not  be  licensed  for  sale hereunder.  During  the  Agreement  Term,  MesoCoat  shall  have  the  exclusive  right  to  market,  sell,  and/or distribute  Vortek  Lamps  in  the  Market,  in  the  form  incorporated  in  MesoCoat  Products  or  as  spare  parts therefor,  but  not  without  being  so  incorporated  (except  for  spare  parts  for  Vortek  Lamps  previously incorporated  in  MesoCoat  Products)).  Except  as  set  forth  in  this  Section,  Mattson  grants  no  license hereunder  to  MesoCoat  or  any  customer  of  MesoCoat  to  any  know-how,  trade  secret,  patent  or  copyright included in Mattson Separate Intellectual Property.

1.4

Minimum  Sales.   During  the  Exclusivity  Period,  MesoCoat  agrees  to  use  its  best  efforts

to  sell MesoCoat Products incorporating  Vortek  Lamps in the Market.   If MesoCoat fails to  purchase from

Mattson  (including  full  payment  of  any  deposits  and  other  amounts  required  to  be  paid  in  the  year  in question)  for use  in  MesoCoat  Products  in  the  Market at  least  the  number  of  Vortek  Lamps  set  forth  in  the below table during the year set forth next to that number in the aggregate from the date hereof until the end of  each  year  mentioned  in  the  table  below,  the  exclusivity  period  hereunder  (the  “Exclusivity  Period”)

will  end  on  the  last  day  of  that  year;  provided,  however,  that  the  Exclusivity  Period  shall  be  extended,  and the beginning and end of each succeeding year below shall be extended, in each case for the length of time during which Mattson is unable to produce and deliver the Vortek Lamps in the quantities ordered.

Year

Minimum  aggregate number of Vortek Lamps to be purchased by

MesoCoat by the end of calendar year:

2012

5

2013

***

2014

***

2015

***

2016

***

2017

***

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Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

1.5

Rights  upon  Termination.    Upon  termination  of  the  Exclusivity  Period,  and  without limiting the generality of the other provisions of this Section, MesoCoat shall retain the non-exclusive right to purchase, market, sell, and distribute Vortek Lamps incorporated in MesoCoat Products or as spare parts therefor  (but  not  otherwise),  but  shall  no  longer  have  the  sole  and  exclusive  right  to  market,  sell,  and distribute Vortek Lamps or spare parts in the Market. Notwithstanding the above Mattson agrees not to sell the  custom  lamphead  design  as  configured  for  and  funded  by  MesoCoat  to  any  other  party;  provided,

however,  that  MesoCoat  acknowledges  that  this  Mattson  agreement  only  concerns  the  precise  manner  that the  lamphead  is  configured,  and  not  the  purpose  of  that  configuration.  By  way  of  illustration  rather  than limitation of the foregoing, Mattson agrees not to sell the lamphead  design as configured for MesoCoat for use  inside  a  pipe,  but  may  sell  a  Vortek  Lamp  for  use  inside  a  pipe  if  configured  differently,  it  being understood  that  this  sentence  does  not  grant  Mattson  a  license  or  any  other  rights  to  use  intellectual

property   of   MesoCoat   or   any   other   party.   MesoCoat   agrees   that   Mattson   owns   and   shall   own   all

intellectual  property  rights in  each  Vortek  Lamp  design  as  configured  for  and  funded  by  MesoCoat  as  part of  the  Development,  it  being  understood  that  Mattson  shall  not  acquire  ownership  of  any  MesoCoat

Separate Intellectual Property.

1.6

Exclusivity  Fee.  For  the  exclusive  rights  that  Mattson  grants  MesoCoat  hereunder,  as

limited   hereby,   MesoCoat   will   pay   Mattson   an   Exclusivity   Fee   of   two   million   US   Dollars   (US$

2,000,000).  The  Exclusivity  Fee  will  be  due  and  payable  in  five  equal  installments,  without  interest,  with the  first  installment  of  US$400,000  due  and  payable  ***  after  the  first  Vortek  Lamp  has  successfully operated  incorporated  in  a  MesoCoat  Product,  and  the  other  installments  of  $US400,000  each  due  and payable on or before the last day of each *** beginning on such initial payment; provided that the due date of  an  installment  shall  be  extended  by  the  length  of  any  delay  in  excess  of  standard  lead  times  in  the delivery  of  Vortek  Lamps  to  MesoCoat  during  the  ***  prior  to  such  due  date.  Accordingly,  the  last  such installment will be due and payable on *** of such initial payment date, unless so extended. Any default in the  timely  payment  of  an  installment  of  this  Exclusivity  Fee  which  is  not  cured  within  ***  of  written notice hereof, shall, without notice or opportunity to cure, terminate the Exclusivity Period.

1.7

Intellectual Property.  Mattson and MesoCoat agree that:

(a)  Any intellectual property associated with the Vortek Lamp, created as part of the Development, and whether funded by MesoCoat or not, shall remain the property of

Mattson.

(b)  Intellectual property created developed or owned by either party before the commencement of the Development or concurrently with, but not as a part of the

Development, will remain the sole intellectual property of that party (“Separate

Intellectual Property”). The parties agree that the pipe transport system which moves the lamphead relative to the pipe, the lamp support structure which houses the lamp, and the air knife and extraction system, are Separate Intellectual Property of MesoCoat.

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Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.8

Publicity  and  Attribution.    Neither  party  shall  make  any  press  release  or  other  public disclosure  or  announcement  related  to  the  sale  of  the  Vortek  Lamps  by  Mattson  to  MesoCoat,  or  to  the

nature of the exclusivity  provided  by  this Agreement, without the prior written approval of the other party.

The  parties  shall  not  mention  or  graphically  or  otherwise  portray  any  portion  of  the  other  party’s  products in  any  manner  on  its  web  site  or  in  any  marketing  brochures  or  other  sales  or  marketing  materials  without

the  prior  written  approval  of  the  other  party.    Any  such  mention  or  portrayal  by  MesoCoat,  after  such

approval,   shall   include   the   following   language   or   alternative   language   to   be   approved   by   Matttson

identifying  the  Vortek  Lamp  as  Mattson’s  proprietary  product:  “Mattson  Technology,  Inc.  is  the  exclusive supplier to MesoCoat of Vortek Lamps and spare parts.”

ARTICLE 2

SALE OF VORTEK LAMPS

2.1

Supply  Agreement.   Except  to  the  extent  explicitly  in  conflict  with  a  clause  herein,  in which  case  that  clause  will  apply,  the  Supply  Agreement  will  apply  to  sales  of  Vortek  Lamps  hereunder.

Sections  2.2  through  2.3  hereof  are  hereby  deemed  to  take  priority  over  any  conflicting  provision  of  the

Supply  Agreement.  The  parties  agree  to  enter  into  the  Supply  Agreement  (a)  with  a  term  of  ***;  (b)  with base  pricing  ***  per  lamphead  and  ***  per  service  module;  (c)  with  pricing  of  ***  per  set  of  electrodes,

***  for  a  new  quartz  tube,  and  ***  for  a  recleaned  quartz  tube;  (d)  with  a  retipping  fee  of  ***  per  tip;  (e)

with   a  warranty   of  ***  on   Vortek   Lamps  and   ***   months  on   spare  parts,  in   each   case  excluding

consumables; (f) with an obligation on the part of Mattson to continue to support and provide spare parts to

MesoCoat  for  MesoCoat’s  installed  base  of  Vortek  Lamps  following  the  termination  of  the  Supply

Agreement  provided  that  MesoCoat  does  not  sell  arc  lamps  outside  of  the  Market  and  (g)  on  other commercially reasonable terms and conditions as promptly as practicable after the date of this Agreement.

2.2

Payment  Terms.    MesoCoat  shall  pay  a  deposit  of  50%  of  the  price  of  the  Vortek

Lamp(s) ordered at the time of each order, and 40% of the price within five business days after shipment of the  Vortek  Lamp  to  MesoCoat.  The  final  10%  of  the  price  of  each  Vortek  Lamp  shall  be  due  and  payable immediately  upon  its  acceptance  by  MesoCoat.  Notwithstanding  the  foregoing,  MesoCoat  shall  make payment for the first two Vortek Lamps sold hereunder, 25% at the time of order, 25% on delivery  and the remaining  50%,  on  successful  commissioning  of  the  first  Vortek  Lamp,  expected  to  be  within  90  days  of delivery.  When  MesoCoat  shall  pay  a  50%  deposit  on  Vortek  Lamps  as  aforesaid,  Mattson  will  deliver those  Vortek  lamps  within  six  months  after  the  deposit  is  paid,  and  will  pay  a  penalty  of  2%  of  the  price per week for every week’s delay after the end of such six-month period.

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and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3

Volume  Discounts.    Initial  Price  List  prices,  and  any  subsequent  Mattson  Price  List prices  for  Vortek  Lamps,  shall  be  discounted  by  the  percentage  set  forth  in  the  following  table  for  the number  of  Vortek  Lamps  ordered,  delivered  and  paid  for  by  MesoCoat  in  any  calendar  year.  These discounts  will  only  be  granted  to  the  extent  that  a  MesoCoat  purchase  order  for  the  number  of  Vortek

Lamps  is  issued  and  accepted,  but  will  be  adjusted  upon  acceptance  of  subsequent  purchase  orders  for delivery  and payment in the same calendar year. By way  of illustration and not limitation of the foregoing,

if  MesoCoat’s  first  purchase  order  in  a  calendar  year  is  for  ***  Vortek  Lamps,  they  will  be  priced  at  a volume  discount  of  ***.  If  MesoCoat  then  issues  a  purchase  order  for  ***  more  Vortek  Lamps  to  be delivered  paid  for  in  that  same  year,  all  ***  Vortek  Lamps  will  be  sold  to  MesoCoat  at  a  discount  of  ***,

with Mattson making appropriate adjustments in its invoice for the second order of Vortek Lamps.

Vortek Lamps sold to MesoCoat per Year

Discount from quoted price

1

***

2

***

3 – 4

***

5 – 7

***

8 – 10

***

Greater than 10

***

ARTICLE 3

COMMITTEE

3.1

Committee.  The Parties shall form a committee consisting of a representative designated

by  each  Party  (the  “Committee”)  to  oversee  the  performance  of  this  Agreement.    The  Committee  shall

meet  (in  person  or  via  teleconference)  at  least  twice  annually  to  review  and  analyze  status  and  progress,  to consider  opportunities  for  additional  collaborations,  to  provide  general  guidance,  and  to  undertake  such additional tasks that the Parties may, by mutual written agreement, assign it from time to time.

3.2

Replacement   of   Committee   Members.     Either   Party   may   remove   and   replace   its

designee on the Committee at any time by providing written notice to the other Party.

3.3

Powers  of  the  Committee.    The  Committee’s  function,  role,  and  authority  shall  be

advisory.     All   binding   decisions   affecting   the   Parties’   respective   rights   and   obligations   under   this

Agreement shall require the written consent or agreement of both Parties.

ARTICLE 4

TERM AND TERMINATION

4.1

Term.   Unless  extended  by  mutual  agreement  or  terminated  by  mutual  agreement  or pursuant to Section 4.2 or 4.3, the Term shall commence upon the Effective Date and remain in effect until termination of the Exclusivity Period.

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and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2

Termination.      The   Exclusivity   Period   will   terminate,   and   this   Agreement   will

simultaneously  terminate,  as  set  forth  in  Sections  1.4  and  1.6  hereof.  In  addition,  either  Party  may terminate  this  Agreement  upon  the  occurrence  of  one  or  more  of  the  following  events:  the  liquidation,

bankruptcy,  or  insolvency  of  the  other  Party;  or  the  appointment  of  any  trustee,  receiver,  or  liquidator  for substantially all the assets or business of the other Party.

4.3

Termination  for  Cause.    A  Party  may  terminate  this  Agreement  if  the  other  Party commits  a  breach  of  the  terms  of  the  Agreement  and  such  breach  has  not  been  remedied  within  thirty  (30)

days following written notice to the breaching Party describing the breach.

4.4

Rights  upon  Termination.    Termination  of  this  Agreement  by  either  Party  shall  be

without  prejudice  to  any  other  rights  or  obligations  as  may  then  exist  between  the  Parties.   Termination

shall  not  affect  the  rights  and  obligations  of  the  Parties  accrued  before  termination  or  under  Article  1,

Article  2,  Article  4,  Article  5,  Article  6  and  Article  7  hereof,  and  such  rights  and  obligations  shall  survive the  termination  or  expiration  of  this  Agreement.  After  termination  hereof,  MesoCoat  will  have  the  rights

set  forth  in  Section  1.5  hereof.   Each  party  shall  continue  to  respect  and  protect  the  intellectual  property and  confidential  and/or  proprietary  information  of  the  other  party  disclosed  under  the  NDA  dated  October

23, 2009 by and between MesoCoat and Mattson, which is incorporated herein by reference.

ARTICLE 5

DISCLAIMER; LIMITATION OF LIABILITY; INDEMNIFICATION

5.1

DISCLAIMER    OF    WARRANTIES.

EXCEPT    AS    SET    FORTH    IN    THIS

AGREEMENT,  NEITHER  PARTY  MAKES  ANY,  AND  EACH  PARTY  DISCLAIMS  ALL,  EXPRESS

AND  IMPLIED  WARRANTIES  WHATSOEVER  WITH  RESPECT  TO  THE  SUBJECT  MATTER  OF

THIS  AGREEMENT  AND  THE  TRANSACTIONS  AND  ACTIONS  CONDUCTED  HEREUNDER,

INCLUDING    WITHOUT    LIMITATION    ANY    APPLICABLE    IMPLIED    WARRANTIES    OF

MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE AND/OR NON-INFRINGEMENT.

5.2

LIMITATION  ON  LIABILITY.   SUBJECT  TO  AND  WITHOUT  MITIGATION  OF

THE  PARTIES’  OBLIGATIONS  UNDER  SECTION  5.3,  EXCEPT  IN  THE  EVENT  OF  WILLFUL

MISCONDUCT,    NEITHER    PARTY    SHALL    BE    LIABLE    TO    THE    OTHER    PARTY    FOR

INCIDENTAL,   CONSEQUENTIAL,   INDIRECT,   OR   PUNITIVE   DAMAGES   OF   ANY   KIND,

INCLUDING      LOST      PROFITS,      LOST      OR      DIMINISHED      PRODUCTION,      BUSINESS

INTERRUPTION, OR CLAIMS OF CUSTOMERS OR OTHER THIRD PARTIES.

5.3

Indemnification   by   Mattson.     Except   for   those   matters   resulting   from   the   willful

misconduct  of  MesoCoat,  Mattson  shall  indemnify,  defend  and  hold  MesoCoat,  its  shareholders,  officers,

directors,  affiliates,  agents,  employees  and  their  respective  successors  and  assigns  harmless  from  and

against   any   and   all   losses,   claims,   damages,   liens,   losses,   or   liabilities,   costs,   expenses,   penalties,

assessments,  and  judgments  (including  reasonable  attorneys’  fees  and  interest)  (“Losses”)  incurred  in connection  with,  arising  out  of,  resulting  from  or  incident  to  any  claim  that  the  Vortek  Lamp  infringes  a third  party’s  intellectual  property  rights;  provided,  however,  that  Mattson  will  have  no  obligation  for indemnification hereunder to the extent a claim is based upon the combination or use of any of the Vortek

Lamp  with  intellectual  property  developed  solely  or  licensed  by  MesoCoat,  if  such  infringement  would have been avoided in the absence of such combination or use.

5.4

Indemnification  by  MesoCoat.    Except  for  those  matters  resulting  from  the  willful misconduct  of  Mattson,  MesoCoat  shall  indemnify,  defend  and  hold  Mattson,  its  shareholders,  officers,

directors,  affiliates,  agents,  employees  and  their  respective  successors  and  assigns  harmless  from  and against  any  and  all  Losses  incurred  in  connection  with,  arising  out  of,  resulting  from  or  incident  to  any claim  that  a  MesoCoat  Product  infringes  a  third  party’s  intellectual  property  rights;  provided,  however,

that  MesoCoat  will  have  no  obligation  for  indemnification  hereunder  to  the  extent  a  claim  is  based  upon the  combination  or  use  of  any  of  the  MesoCoat  Product  with  intellectual  property  developed  solely  or licensed by Mattson, if such infringement would have been avoided in the absence of such combination or use.

5.5

Cooperation.   If   either   Party   becomes   aware   of   any   actual,   potential,   or   threatened

infringement,  misappropriation,  act  of  unfair  competition,  or  other  harmful  or  wrongful  activities  of  third parties with respect to a Vortek Lamp or MesoCoat Product, that Party  shall, with reasonable promptness,

notify  the  other  Party  and  provide  relevant  information  and  documentation.   If  a  claim  is  asserted  against

either  Party  that  the  Vortek  Lamp  or  MesoCoat  Product  infringes  on  or  otherwise  violates  a  third  party’s intellectual property rights, the Parties shall consult and cooperate regarding the investigation and defense of such claim.

5.6

Indemnification   Procedure.      The   Party   seeking   indemnification   hereunder   (the

“Indemnified  Party”)  shall  give  the  indemnifying  party  (the  “Indemnifying  Party”)  prompt  written  notice of the institution of any claims or actions giving rise to a right of indemnification hereunder and shall give

the  Indemnifying  Party  all  needed  information  and  assistance  in  the  prosecution  of  such  defense.   The

Indemnifying  Party  will  have  thirty  (30)  days  after  receipt  of  such  notice  to  elect  to  conduct  and  control,

through its own counsel and at its own expense, the settlement or defense of such claim or action.   Failure

of the Indemnified Party to give timely notice to the Indemnifying Party will not relieve the Indemnifying

Party  of  any  liability  that  it  might  have,  expect  to  the  extent  that  such  failure  causes  actual  damage  to  the

Indemnifying  Party.   In  the  event  of  a  final  judgment  against  the  Indemnified  Party,  the  Indemnifying

Party will promptly pay said judgment to the extent the judgment is subject to indemnification hereunder.

ARTICLE 6

DISPUTE RESOLUTION

6.1

Initial  Dispute  Resolution.   The  Parties  shall  attempt  in  good  faith  to  settle  any  disputes

between  the  Parties  under  this  Agreement  (a  “Dispute”).   In  the  event  that  the  Parties  fail  to  resolve  a

Dispute,  either  Party  may  submit  the  Dispute  to  the  Committee.   If  the  members  of  the  Committee  do  not

resolve  the  Dispute  within  forty-five  (45)  days  after  the  Dispute  was  initially  referred  to  the  Committee,

then the Dispute shall be resolved in accordance with Section 6.2 below.

6.2

Jurisdiction  and  Venue.   The  State  and  Federal  courts  located  in  Santa  Clara  County,

California  shall  be  a  non-exclusive  venue  for,  and  have  jurisdiction  over,  Disputes  hereunder.  MesoCoat hereby  expressly  consents  to  (i)  personal  jurisdiction  of  the  state  and  federal  courts  of  Santa  Clara

County, California  and  (ii) service  of  process  being  effected  upon  it by  certified  or  registered  mail  sent  to its principal address.

ARTICLE 7

MISCELLANEOUS

7.1

Successors  and  Assigns.    Neither  Party  may  assign  or  transfer  this  Agreement  to  any third  party  without  the  prior  written  consent  of  the  other  Party,  and  this  Agreement  may  not  be  assigned by operation of law or otherwise without such prior written consent. Without limiting the generality of the foregoing,  any  merger  or  acquisition  of  a  Party  hereto  is  hereby  deemed  to  constitute  an  assignment  of

this  Agreement.    Any  attempted  assignment  by  a  Party  which  does  not  comply  with  the  terms  of  this

Agreement is void and of no legal effect.  Subject to the foregoing, this Agreement shall be binding upon,

and inure to the benefit of, the successors and assigns of the Parties.

7.2

Force Majeure.  Neither Party will be liable for failure to fulfill its obligations under this

Agreement nor for any delay in performance thereof where such delay is caused by circumstances beyond the  reasonable  control  of  the  Party  affected,  including,  but  not  limited  to,  fire,  accident,  power  outages,

explosion,   strike,   labor   disturbances,   act   of   government,   or   extreme   weather   conditions   (such

circumstances being  hereinafter referred  to  as “Force Majeure”)  provided  that the Party  so  affected  shall give notice to the other Party promptly upon its becoming aware of any Force Majeure circumstances that

may  result  in  failure  or  delay  in  performance  of  its  obligations  under  this  Agreement.   In  the  event  of

Force  Majeure,  the  Parties  will  use  their  reasonable  endeavors  to  mitigate  its  effects.   If  either  Party  fails

to  perform  for  at  least  ninety  (90)  consecutive  days  under  this  Agreement,  the  other  Party  may  terminate this Agreement.

7.3

Press  Releases  and  Publicity.  Either  Party  may,  upon  prior  written  consent  of  the  other

Party,  issue  one  or  more  press  release(s)  relating  to  this  Agreement.   The  text  of  any  such  press  release

shall  be  as  mutually  agreed  by  both  Parties  and  shall  be  subject  to  both  Parties’  consent  before  each  time

such  release  is  used.   Except  for  the  information  disclosed  in  such  press  releases,  neither  Party  shall  use the  name  of  the  other  Party  or  reveal  the  existence  of  or  terms  of  this  Agreement  in  any  publicity  or advertising  without  the  prior  written  approval  of  the  other  Party,  except  that  either  Party  shall  have  the right  to  identify  the  other  Party  and  to  disclose  the  terms  of  this  Agreement  to  the  limited  extent  required by  applicable securities laws or other applicable law  or regulation, provided  that the receiving  Party  takes reasonable and lawful actions to minimize the degree of such disclosure.

7.4

Notices.    Any  notice  or  other  communication  shall  be  sufficiently  given  if  made  in writing  and  delivered  personally  or  sent  by  prepaid  mail  or  facsimile  to  the  following  addresses  or facsimile numbers:

Mattson Technology, Inc.

MesoCoat, Inc.

47131 Bayside Parkway

24112 Rockwell Drive

Fremont, California 94538

Euclid, Ohio 44117

Attn:  David L. Dutton, CEO

Attn:  Andrew J. Sherman, CEO

Facsimile:  (510) 492-5930

Facsimile:  (700) 221-0076

Any  such  notice  or  communication  shall  be  deemed  to  be  received  (a)  in  the  case  of  personal  delivery,

upon  delivery;  (b)  in  the  case  of  prepaid  mail,  on  the  second  business  day  after  posting;  or  (c)  in  the  case of  facsimile,  when  the  transmission  has  been  completed  except  where  the  sender’s  machine  indicates  a

malfunction   in   transmission   or   the   recipient   immediately   notifies   the   sender   of   an   incomplete

transmission.   A  Party  may  from  time  to  time  change  any  of  the  details  specified  above  by  notice  to  the other Party.

7.5

Governing  Law.   This  Agreement  is  made  under,  governed  by,  and  construed  according to  the  laws  of  the  State  of  California,  United  States  of  America,  without  regard  to  its  conflict  of  law provisions.

7.6

Relationship  of  Parties.    In  carrying  out  their  obligations  under  this  Agreement  each

Party  acknowledges  it  is  an  independent  contractor  and  does  not  act  as  an  agent,  representative,  or

employee  of  the  other.   Neither  Party  has  the  right  to  assume  or  create,  either  directly  or  indirectly,  any liability  or  any  obligation  of  any  kind,  expressed  or  implied,  in  the  name  of  or  on  behalf  of  the  other

Party, and neither Party will represent that it has such authority.

7.7

Third   Party   Contractors.      A   Party   may   only   use   third   party   contractors   or

subcontractors  to  help  fulfill  its  respective  obligations  under  this  Agreement  if,  in  each  instance,  (a)  the third  party  contractor or subcontractor agrees in  writing  to  be bound  by  confidentiality  provisions that are no  less  stringent  than  those  set  forth  herein  or  otherwise  agreed  upon  in  writing  by  the  Parties  and  (b)  the third party contractor or subcontractor is not an affiliate of a competitor of the other Party.

7.8

Integration.   This  Agreement,  including  its  Schedules,  which  are  incorporated  herein  by this  reference,  constitute  the  whole  and  entire  agreement  of  the  parties  on  the  subject  matter  hereof,

superseding all prior written or oral, or contemporaneous oral, representations, proposals, correspondence,

memoranda or other communications, all of which are expressly excluded.

7.9

No  Waivers.   No  purported  waiver  by  a  Party  of  any  default  by  the  other  Party  of  any term  or  provision  contained  herein  shall  be  deemed  to  be  a  waiver  of  such  term  or  provision  unless  the

waiver  is  in  writing  and  signed  by  the  waiving  Party.   No  such  waiver  shall  in  any  event  be  deemed  a

waiver  of  any  subsequent  default,  breach,  or  remedy  under  the  same  or  any  other  term  or  provision contained herein.

7.10

Severability.     The   illegality,   invalidity   or   unenforceability   of   any   part   of   this

Agreement  does  not  affect  the  legality,  validity  or  enforceability  of  the  remainder  of  this  Agreement.   If

any  part  of  this  Agreement  is  found  to  be  illegal,  invalid  or  unenforceable,  this  Agreement  will  be  given such  meaning  as  would  make  this  Agreement  legal,  valid  and  enforceable  in  order  to  give  effect  to  the intent of the Parties.

7.11

Third  Party  Beneficiaries.   Nothing  contained  in  this  Agreement  shall  be  construed  so

as  to  confer  upon  any  party  the  rights  of  a  third  party  beneficiary  under  this  Agreement.   This  Agreement

is  not  intended  for  the  benefit  of,  and  is  not  intended  to  be  relied  upon  by,  any  other  person  and  no  such person shall be entitled to the benefit of or to enforce this Agreement.

7.12

Equitable Remedies.     The  Parties  acknowledges  that  the  disclosure  of  Confidential

Information  may  cause  irreparable  injury  to  a  Party,  not  adequately  compensable  in  money  damages  and for  which  a  Party  may  not  have  an  adequate  remedy  at  law.  Therefore,  the  Parties  acknowledge  that  each

Party  is  entitled  to  seek  injunctive  relief  and/or  specific  performance  without  the  posting  of bond  or other security, in addition to whatever other remedies it may have, at law or in equity, in any court of competent jurisdiction  against  any  such  acts.  In  addition  MesoCoat  is  entitled  to  injunctive  relief  to  enforce  the

exclusivity   provisions   of  this   Agreement   during   the   Exclusivity   Period,   and   Mattson   is  entitled   to

injunctive  relief  to  enforce  the  license  limitation  provisions  of  this  Agreement  during  and  after  the

Exclusivity Period.

7.13

Headings.

The  headings  of  the  sections  in  any  part  of  this  Agreement  are  for convenience only and shall not be deemed to constitute a part hereof.

IN   WITNESS   WHEREOF,   and   intending   to   be   bound,   each   Party   has   caused   its   duly

authorized representative to execute this Agreement, effective as of the Effective Date.

Mattson Technology, Inc.

MesoCoat, Inc.

By:   /s/ Sing-Pin Tay

By:  /s/ Andrew Sherman

Name:  Sing-Pin Tay

Name:  Andrew Sherman

Title:      Fellow, Technology & IP

Title:    CEO

Exhibit A

Memorandum of Understanding

Between

MesoCoat and Mattson Technology

This Memorandum of Understanding (“MOU”) is between MesoCoat Inc., a Nevada Corporation

(“MesoCoat”) and Mattson Technology, Inc., a Delaware corporation (“Mattson”).

The understandings set forth below are not intended to and will not create a binding obligation on the parties.

The parties intend to enter into one or more separately executed, legally binding, definitive agreements in the future incorporating the general terms and conditions contained in this MOU, including without limitation a Development Agreement including one or more Statements of Work (“Development

Agreement”). Although the parties intend to negotiate and finalize a Development Agreement embodying the terms described in this MOU within a reasonable period of time, if the parties fail to finalize a Development Agreement no liability will be incurred by either party as a result of such failure.

This document is a memorandum of understanding only and is not intended to be, and will not constitute in any way, a binding or legal agreement. This MOU will not impose any legal obligation or duty on either party.

I.

Overview

MesoCoat is in the business of developing protective coatings and the modification of surfaces to improve wear and corrosion resistance for a variety of applications.

Mattson is primarily in the business of designing, manufacturing and selling semiconductor manufacturing equipment and other high-tech products and in particular without limitation owns patents,

trade secrets and other technology referred to as the Vortek™ plasma lamp (the “Vortek Lamp”).

MesoCoat intends to develop a high energy plasma arc lamp in a configuration suitable for heating applied coatings and modifying surfaces developing this process capability using the Vortek Lamp, and to market this capability (the “System”) to a variety of industrial uses requiring improved protection of surfaces against wear and corrosion. MesoCoat intends to commit significant amounts of capital with which to open up and develop the market for this System (the “Market”). The Market will be defined in the Development Agreement.

Mattson intends to develop for MesoCoat and assembly using the Vortek Lamp that MesoCoat can incorporate in the System, and to become a strategic supplier of Vortek Lamp technology to MesoCoat and its customers.

MesoCoat and Mattson Technology Confidential

II.

Relationship of Parties

In return for the opportunity to participate in the Market which MesoCoat has committed significant amounts of capital to develop, Mattson intends to grant MesoCoat exclusive rights to supply and use of the Lamp incorporated in the System for the fields comprising the Market and at pricing levels that recognize this relationship, as may be defined in the Development Agreement.

In order to maintain exclusivity, MesoCoat intends to invest/expend a minimum of $2M over 18 months in the System and Market development. The Market fields are only intended to remain exclusive if and to the extent that MesoCoat markets products in such field no later than two years after the effective date of the Development Agreement on such field. MesoCoat’s exclusivity thereafter will be subject to its accomplishing minimum sales goals for each field in the Market as may be defined in the Development

Agreement.

MesoCoat intends that the new configurations and/or improvements of the Vortek Lamp developed under the Development Agreement be available for use by Mattson in areas other than the Market.

MesoCoat intends to reserve its rights in the Development Agreement to pursue other lamp technologies and alternative solutions to the Vortek Lamp, as well as source outside suppliers for necessary support equipment other than components of the System supplied by Mattson. If MesoCoat sources alternative competitive technologies in place of the Vortek Lam the MesoCoat’s rights may be terminated and would in any event on longer be exclusive.

MesoCoat intends that Mattson be the sole supplier to MesoCoat and its customers of the Vortek Lamp assembly and its component parts incorporated in the System. Unrelated third party suppliers have reverse engineered or otherwise copied Mattson components and equipment and the parties intend that

Development Agreement will protect Mattson from such third party suppliers.

III.

Intellectual Property

The parties intend that:

any Intellectual Property associated directly with the Vortek Lamp, created or developed under the

Development Agreement and whether funded by MesoCoat or not, shall remain the property of Mattson;

Intellectual Property developed pursuant to the Development Agreement shall be available for the exclusive use of MesoCoat in the Market fields set forth in the Development Agreement, so long as minimum investment levels or sales continue in each Market field, and for use by Mattson only in other fields;

any Intellectual Property created, developed or owned by either party either before the commencement of development under the Development Agreement, concurrently with, but not in connection with or otherwise resembling the development under the Development Agreement, will remain the sole

Intellectual Property of that party (the “Separate Intellectual Property”);

the Development Agreement will contain provisions addressing applications for and maintenance of patents and the defense of third party infringement lawsuits involving jointly owned intellectual property.

MesoCoat and Mattson Technology Confidential

Signed by the parties on June 1, 2010

MesoCoat Inc.

Mattson Technology, Inc.

/s/ Andrew Sherman

/s/ David Dutton

Signature

Signature

Andrew Sherman

David Dutton

Name

Name

CEO

President and CEO

Title

Title

24112 Rockwell Drive

47131 Bayside Parkway

Street Address

Street Address

Euclid, OH 44117

Fremont, CA 94538

City, State and Zip

City, State and Zip

(216) 404 0053

(510) 657 5900

Phone

Phone

MesoCoat and Mattson Technology Confidential